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                                                                  Exhibit 23.2






                                [LETTERHEAD]







                       CONSENT OF INDEPENDENT ACCOUNTANTS







  We consent to the inclusion in this registration statement on Form SB-2 of our report dated August 7, 1998, except for Note 13 as to which the date is September 15, 1998, on our audits of the financial statements of Greene County Savings Bank. We also consent to the reference to our firm under the caption "EXPERTS".





  /s/ PricewaterhouseCoopers LLP
  ------------------------------
  PricewaterhouseCoopers

  Syracuse, New York
  September 17, 1998